UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Soliciting Material under §240.14a-12

DOLPHIN ENTERTAINMENT, INC.

(Name of Registrant as Specified in its Charter)

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DOLPHIN ENTERTAINMENT, INC.

150 Alhambra Circle, Suite 1200

Coral Gables, Florida 33134

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

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April 27, 2020

Dear Shareholder:

It is my pleasure to invite you to attend the annual meeting of the shareholders of Dolphin Entertainment, Inc., a Florida corporation (the “Annual Meeting”). The Annual Meeting will be held on June 19, 2020 at 10:00 a.m. The Annual Meeting will be a completely virtual meeting, and will be available at the following website: www.virtualshareholdermeeting.com/DLPN2020 and can be accessed by entering the 16-digit control number included on the proxy card mailed to you. At the meeting, you will be asked to:

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Elect nine directors to hold office until the 2021 annual meeting of shareholders or until their respective successors are duly elected and qualified;

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Ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the 2020 fiscal year; and

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Conduct a non-binding advisory vote on executive compensation; and

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Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Only shareholders of record as of the close of business on April 17, 2020 may attend and vote at the Annual Meeting.

It is important that your shares be represented at the Annual Meeting, regardless of the number you may hold. Whether or not you plan to attend virtually, please vote using the Internet, by telephone or by mail, in each case by following the instructions in our proxy statement. Voting by any of these methods will not prevent you from voting your shares online during the Annual Meeting.

We hope you can attend the Annual Meeting on June 19, 2020. As always, thank you for your continued support of Dolphin.

Sincerely,

/s/ William O’Dowd, IV
WILLIAM O’DOWD, IV
Chief Executive Officer

On or about May 4, 2020, we will begin mailing a Notice of Internet Availability of Proxy Materials to all shareholders of record as of April 17, 2020 and posted our proxy materials on the website referenced in such notice (www.proxyvote.com). As more fully described in the notice, all shareholders may choose to access our proxy materials on the website referred to in the Notice or may request a printed set of our proxy materials. In addition, the notice and website provide information regarding how you may request to receive proxy materials in the printed form by mail or electronically by email on an ongoing basis.

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TABLE OF CONTENTS

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DOLPHIN ENTERTAINMENT, INC.

150 Alhambra Circle, Suite 1200

Coral Gables, Florida 33134

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PROXY STATEMENT

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Proxy Statement for Annual Meeting of Shareholders to be held on June 19, 2020

You are receiving this proxy statement because as of April 17, 2020 (the “Record Date”), you owned shares of common stock of Dolphin Entertainment, Inc., a Florida corporation (referred to as “we”, “us” or the “Company”), entitling you to vote at the Annual Meeting. Our Board of Directors (the “Board”) is soliciting proxies from shareholders as of the Record Date who wish to vote at the meeting. By use of a proxy, you can vote even if you do not attend the Annual Meeting. This proxy statement describes the matters on which you are being asked to vote and provides information on those matters so that you can make an informed decision.

We are utilizing the Securities and Exchange Commission (the “SEC”) rule allowing companies to furnish proxy materials to their shareholders over the Internet. In accordance with this rule, on or about May 4, 2020 we will begin mailing to our shareholders as of the Record Date a Notice of Internet Availability of Proxy Materials for the Annual Meeting (the “Notice”). The Notice contains instructions on how to access our proxy statement and our 2019 annual report on Form 10-K and vote online. If you received a Notice and would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions included in the Notice for requesting such materials at no charge.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 1

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QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

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Q:

When and where will the Annual Meeting take place?

A:

The Annual Meeting will be held on June 19, 2020 at 10:00 a.m., EDT. The Annual Meeting will be a completely virtual meeting. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/DLPN2020 and entering the 16-digit control number included in your notice of Internet Availability of Proxy Materials or on the proxy card mailed to you.

Q:

Who may vote at the Annual Meeting?

A:

Only holders of record of shares of our common stock at the close of business on April 17, 2020 (i.e. the Record Date), are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. On the Record Date, we had 20,036,906 shares of our common stock outstanding and entitled to be voted at the Annual Meeting.

Q:

How many votes do I have?

A:

You may cast one vote for each share of our common stock held by you as of the Record Date on all matters presented at the Annual Meeting. Holders of our common stock do not possess cumulative voting rights.

Q:

How do I vote?

A:

If you are a shareholder of record as of the Record Date, you may vote:

•	via Internet;

•	by telephone;

•	by mail, if you received a paper copy of the proxy materials; or

•	online during the Annual Meeting.

Detailed instructions for Internet and telephone voting are set forth in the Notice, which contains instructions on how to access our proxy statement and annual report online, and the printed proxy card.

If your shares are held in “street name,” meaning that they are held of record by your brokerage firm, bank, broker-dealer or other nominee, then you will receive voting instructions from the holder of record. You must follow those instructions in order for your shares to be voted. Your broker is required to vote your shares in accordance with your instructions.

Q:

What is the difference between a shareholder of record and a beneficial owner?

A:

If your shares are registered directly in your name with our transfer agent, Nevada Agency and Transfer Company, then you are considered the “shareholder of record” with respect to those shares.

If your shares are held in street name by a brokerage firm, bank, trustee or other agent, which we refer to as a nominee, then you are considered the “beneficial owner” of the shares held in street name. As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following the instructions provided to you by your nominee.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 2

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Q:

What constitutes a quorum, and why is a quorum required?

A:

We are required to have a quorum of shareholders present to conduct business at the Annual Meeting. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of our shares of common stock entitled to vote as of the record date will constitute a quorum, permitting us to conduct the business of the Annual Meeting. Proxies received but marked as “ABSTAIN” or “WITHHOLD”, if any, and broker non-votes (described below), if applicable, will be included in the calculation of the number of shares considered to be present at the Annual Meeting for quorum purposes. If a quorum is not present, we will be required to reconvene the Annual Meeting at a later date.

Q:

What am I being asked to vote on?

A:

At the Annual Meeting you will be asked to vote on the following two proposals. Our Board recommendation for each of these proposals is set forth below.

Proposal	Board Recommendation
1. Election of Nine Directors	FOR each director nominee
2. Ratification of the appointment of BDO USA LLP (“BDO”) as our independent registered public accounting firm for the year ending December 31, 2020	FOR
3. Advisory vote on executive compensation	FOR

Q:

What happens if additional matters are presented at the Annual Meeting?

A:

Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the proxy holders, William O’Dowd, IV and Mirta Negrini, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting in accordance with Florida law and our Bylaws.

Q:

How many votes are needed to approve each proposal?

Proposal	Description of Votes Needed
1. Election of Directors

The nine nominees for election as directors will be elected by a “plurality” of the votes cast at the Annual Meeting. This means that the nine nominees who receive the highest number of “FOR” votes will be elected as the directors to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. Abstentions and broker non-votes (as described below) will not have any effect on the election of directors.

2. Ratification of our appointment of BDO as our independent registered public accounting firm

Ratification of our appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2020 will be approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not have any effect on whether this proposal is approved.

3. Advisory vote on executive compensation

The compensation paid to our named executive officers will be considered approved if the number of votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Abstentions and broker non-votes will not have any effect on whether this proposal is approved.

Q:

What if I sign and return my proxy without making any selections?

A:

If you sign and return your proxy without making any selections, your shares will be voted “FOR” the director nominees in proposal 1 and “FOR” ratification of the appointment of BDO in proposal 2 and “FOR” approval of the resolution in proposal 3.  If other matters properly come before the meeting, the proxy holders will have the authority to vote on those matters for you at the proxy holders’ discretion.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 3

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Q:

What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A:

If you are a beneficial shareholder and your shares are held in street name with a broker, the broker has the authority to vote shares for which you do not provide voting instructions only with respect to certain “routine” matters. A broker non-vote occurs when a nominee who holds shares for a beneficial owner does not vote on a particular matter because the nominee does not have discretionary voting authority for that matter and has not received instructions from the beneficial owner of the shares. Broker non-votes are included in the calculation of the number of votes considered to be present at the Annual Meeting for purposes of determining the presence of a quorum but are not counted as votes cast with respect to a matter on which the nominee has expressly not voted. Proposal 1 and 3 below are deemed to be “non-routine” matters, and as a result, your broker or nominee may not vote your shares on Proposal 1 and 3 in the absence of your instruction. Proposal 2 is considered to be a “routine” matter, and as a result, your broker or nominee may vote your shares in its discretion either for or against Proposal 2 even in the absence of your instruction. If you are a beneficial owner and want to ensure that all of the shares you beneficially own are voted for or against Proposal 2, you must give your broker or nominee specific instructions to do so.

The table below sets forth, for each proposal on the ballot, whether a broker can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the proposal.

Proposal	Can Brokers Vote Absent Instructions?	Impact of Broker Non-Vote
1. Election of Directors	No	No effect
2. Ratification of BDO as our independent registered public accounting firm	Yes	Not Applicable
3. Advisory vote on executive compensation	No	No effect

Q:

Are there any appraisal rights or dissenters’ rights?

A:

Under the Florida Business Corporation Act, our shareholders are not entitled to dissenters’ rights or appraisal rights with respect to any of the Proposals.

Q:

Can I change my vote after I have delivered my proxy?

A:

Yes. If you are a shareholder of record, you may revoke your proxy at any time before its exercise at the Annual Meeting by:

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delivering written notice to Mirta A. Negrini at Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134;

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properly submitting a proxy with a later date (which may be done by Internet, telephone or mail); or

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attending the Annual Meeting and voting virtually.

If you are a beneficial shareholder, you must contact your nominee to change your vote or obtain a proxy to vote your shares if you wish to cast your vote virtually at the Annual Meeting.

Q:

What does it mean if I receive more than one proxy card?

A:

If you receive more than one proxy card, it means that you hold shares of common stock in more than one account. To ensure that all your shares are voted, sign and return each proxy card. Alternatively, if you vote by Internet or telephone, you will need to vote once for each proxy card you receive.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 4

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

Q:

Who can attend the Annual Meeting?

A:

Only shareholders of record as of the Record Date, individuals holding a valid proxy from a record holder and our invited guests may attend the Annual Meeting.

Q:

If I plan to attend the Annual Meeting, should I still vote by proxy?

A:

Yes. Casting your vote in advance does not affect your right to attend the Annual Meeting.

Q:

Where can I find voting results of the Annual Meeting?

A:

We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed within four business days after the Annual Meeting.

Q:

Who should I call with other questions?

A:

If you have additional questions about this proxy statement or the Annual Meeting or would like additional copies of this proxy statement or the enclosures herein, please contact: Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, Florida 33134, Attention: Mirta A. Negrini, Telephone: (305) 774-0407.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 5

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PROPOSAL 1—ELECTION OF DIRECTORS

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Under our Bylaws, each of our directors is elected for a term expiring at the next annual meeting of shareholders following his or her election or until his or her successor is duly elected and qualified. Our current directors are William O’Dowd, IV, Michael Espensen, Nelson Famadas, Allan Mayer, Mirta A. Negrini, Anthony Leo, Nicholas Stanham, Claudia Grillo and Charles Dougiello. Our Board has nominated the current directors, with the exception of Allan Mayer, for re-election at the Annual Meeting, and the Board has additionally nominated Leslee Dart for election as director at the Annual Meeting.

We believe that this director nominee possesses the experience, skills and qualities to fully perform her duties as a director and contribute to our success. As more specifically described in her biography set forth below, our director nominee possesses relevant knowledge and experience, industry-specific and otherwise, in the entertainment marketing and publicity industry which we believe enhances the Board’s ability to oversee, evaluate and direct our overall corporate strategy. In addition, this individual was nominated because we believe she is of high ethical character, accomplished in her field with solid credentials and recognition, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling her obligations as a director. The director nominee’s principal occupation and other pertinent information about particular experience, qualifications, attributes and skills that led our Board to conclude that such person should serve as a director, is described below.

William O’Dowd, IV, 51, has served as our Chief Executive Officer and Chairman of our Board since June 2008. Mr. O’Dowd founded Dolphin Entertainment, LLC in 1996 and has served as its President since that date. Mr. O’Dowd enjoys a solid reputation as an Emmy-nominated producer, international distributor, and financier of quality entertainment content. Some of Mr. O’Dowd’s notable credits include: Executive Producer of Nickelodeon’s hit series, Zoey 101 (Primetime Emmy Award-nominated); Executive Producer of Raising Expectations, starring Molly Ringwald and Jason Priestley (winner of 2017’s KidScreen Award for Best Global Kids Show); Producer of the feature film Max Steel (based on a top-selling Mattel action figure in Latin America); and, in the digital arena, Executive Producer of H+, which premiered on YouTube and won multiple Streamy Awards.

Mr. O’Dowd has served on the Leadership Council of United Way Worldwide since its inception in 2012, as well as on the Board of Directors of United Way United Kingdom since its inception in 2014, and has previously served on the Board of Directors of the Miami-Dade County Public School System Foundation, among other charities.  Furthermore, Mr. O’Dowd has taught one course a year as an adjunct professor at the University of Miami School of Communication for the past 24 years.

Qualifications. The Board nominated Mr. O’Dowd to serve as a director because of his current and prior senior executive and management experience at our company and his significant industry experience, including having founded Dolphin Entertainment, LLC, a leading entertainment company specializing in children’s and young adult’s live-action programming.

Michael Espensen, 70, has served on our Board since June 2008. From 2009 to 2014, Mr. Espensen served as Chief Executive Officer of Keraplast Technologies, LLC, a private multimillion-dollar commercial-stage biotechnology company, from where he retired. From 2009 to present, Mr. Espensen has also served as Chairman of the Board of Keraplast. While serving as Chief Executive Officer, Mr. Espensen was responsible for overseeing and approving Keraplast’s annual budgets and financial statements. Mr. Espensen is also a producer and investor in family entertainment for television and feature films. Between 2006 and 2009, Mr. Espensen was Executive or Co-Executive Producer of twelve made-for-television movies targeting children and family audiences. As Executive Producer, he approved production budgets and then closely monitored actual spending to ensure that productions were not over budget. Mr. Espensen has also been a real estate developer and investor for over thirty years.

Qualifications. The Board nominated Mr. Espensen to serve as a director because of his business management and financial oversight experience both as the current Chairman and former Chief Executive Officer of a multimillion-dollar company and as a former Executive Producer in the made-for-television movie industry, as well as his valuable knowledge of our industry.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 6

PROPOSAL 1—ELECTION OF DIRECTORS

Nelson Famadas, 47, has served on our Board since December 2014. Since 2015, he has served as President of Cien, a marketing firm that serves the Hispanic market. Prior to Cien, Mr. Famadas served as Senior Vice President of National Latino Broadcasting (“NLB”) from July 2011 to May 2015. NLB is an independent Hispanic media company that owns and operates two satellite radio channels on SiriusXM. From July 2010 to March 2012, Mr. Famadas served as our Chief Operating Officer, where he was responsible for daily operations including public filings and investor relations. Mr. Famadas began his career at MTV Networks, specifically MTV Latin America, ultimately serving as New Business Development Manager. From 1995 through 2001, he co-founded and managed Astracanada Productions, a television production company that catered mostly to the Hispanic audience, creating over 1,300 hours of programming. As Executive Producer, he received a Suncoast EMMY in 1997 for Entertainment Series for A Oscuras Pero Encendidos. Mr. Famadas has over 20 years of experience in television and radio production, programming, operations, sales and marketing.

Qualifications. The Board nominated Mr. Famadas to serve as a director because of his significant prior management experience as a co-founder and former manager of a television production company and senior vice president of a broadcasting firm, as well as his current management experience with a marketing firm.

Mirta A. Negrini, 56, has served on our Board since December 2014 and as our Chief Financial and Operating Officer since October 2013. Ms. Negrini has over thirty years of experience in both private and public accounting. Immediately prior to joining us, she served since 1996 as a named partner in Gilman & Negrini, P.A., an accounting firm of which we were a client. Ms. Negrini serves on the Board of Trustees of St. Brendan High School and is a Certified Public Accountant licensed in the State of Florida.

Qualifications. The Board nominated Ms. Negrini to serve as a director because of her significant accounting experience gained as a named partner at an accounting firm and her current experience as a senior executive at our company.

Nicholas Stanham, Esq., 52, has served on our Board since December 2014. Mr. Stanham is a founding partner of R&S International Law Group, LLP in Miami, Florida, which was founded in January 2008. His practice is focused primarily in real estate and corporate structuring. Mr. Stanham has over 20 years of experience in real estate purchases and sales of residential and commercial properties. Since 2004, Mr. Stanham has been a member of the Christopher Columbus High School board of directors. In addition, he serves as a director of ReachingU, a foundation that promotes initiatives and supports organizations that offer educational opportunities to Uruguayans living in poverty.

Qualifications. The Board nominated Mr. Stanham to serve as a director because of his experience as a founding partner at a law firm as well as his business management experience at that firm.

Anthony Leo, 43, has served on our Board since September 2018. Mr. Leo is the co-founder of Aircraft Picture, a leading independent production company that produces scripted content for kids, families and young adult audiences at which he has served as Co-President since 2005. He was the Artistic Producer of Resurgence Theatre Company, a non-profit arts organization he co-founded, and has produced over twenty-five professional theatre productions. Mr. Leo also held the position of Professor at Ryerson University where he taught Theatre Entrepreneurship. He is a member of the Academy of Motion Picture Arts & Sciences.

Qualifications. The Board nominated Mr. Leo to serve as a director because of his vast experience in the production of scripted content for kids, families and you adult audiences.

Claudia Grillo., 61, has served on our Board since June of 2019. Ms. Grillo has served as Associate Vice President of Development and Donor Relations for the University of Miami since April of 2018. Prior to joining the University of Miami, Ms. Grillo served as the Chief Operating Officer at the United Way of Miami-Dade where she was responsible for securing gifts from individuals, families and corporations. She has been an active member of the South Florida community through her involvement as a board member of the International Women’s Forum, The Children’s Trust and a mentor at Teach for America.

Qualifications. The Board nominated Ms. Grillo to serve a director because of her experience serving as Chief Operating Officer of an organization.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 7

PROPOSAL 1—ELECTION OF DIRECTORS

Charles Dougiello, 43, has served on our Board since June of 2019.  He is a Founding Partner of our wholly owned subsidiary, The Door Marketing Group LLC and currently serves as its CEO. An 18-year veteran of marketing and public relations, Mr. Dougiello started his career as a journalist at Dow Jones Newswires before joining The Lippin Group, an entertainment and music agency in 2000. His experience launching cable networks and shows led him to Dan Klores Communications where he served as Vice President of corporate entertainment, representing clients in the hospitality, media and celebrity sectors. Prior to starting The Door, he also worked for CBS Television Distribution launching the hit syndicated show “Rachael Ray.”  In connection with the acquisition of The Door, our Board agreed to nominate a director selected by the sellers of The Door. The sellers selected Mr. Dougiello as their candidate for election to our Board.

Qualifications. The Board nominated Mr. Dougiello to serve as a director based on his management experience as a founding principal of The Door, as well as his significant experience in the entertainment marketing and public relations industry as well as, production.

Leslee Dart, 65, is a nominee to serve on our Board starting on the date of the Annual Meeting.  She has served as a Co-Chief Executive Officer of 42West since March 2017. Ms. Dart co-heads 42West’s Talent division and co-heads its Entertainment and Targeted Marketing division. Ms. Dart has directed the publicity campaigns for more than 300 motion pictures and television shows. Ms. Dart and her team also represent numerous individual actors and entertainers. A recipient of the 2009 New York Women in Communications Matrix Award for excellence in Public Relations, Ms. Dart began her career at Rogers & Cowan, a marketing and public relations agency. In 1981, she joined PMK, a marketing and public relations agency, eventually becoming its President. In 2004, she founded The Dart Group, which later became 42West.

Qualifications. The Board believes Ms. Dart is qualified to serve as a director based on her management experience as a founding principal of 42West as well as her significant experience in the entertainment marketing and public relations industry.

Recommendation of the Board of Directors

Our Board recommends a vote “FOR” each of the director nominees.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 8

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CORPORATE GOVERNANCE

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Board Leadership Structure and Role in Risk Oversight

Our Board has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead our Board remains free to make this determination in a manner it deems most appropriate for our Company. Currently, we combine the positions of Chief Executive Officer and Chairman of the Board, and we do not have a lead independent director. We believe that the combined role of Chief Executive Officer and Chairman of the Board promotes strategy development and execution. Mr. O’Dowd currently serves as Chief Executive Officer and Chairman of the Board. We believe Mr. O’Dowd is suited to serve both roles, because he is the director most familiar with our business, industry and history, and he is most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Currently, our Board does not perform a risk oversight function.

Meetings

During 2019, our Board held a total of four meetings. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board during the period in which he or she was a director and (2) 75% of the total number of meetings of all committees on which he served during the period in which he was a director. It is the policy of our Board to encourage its members to attend our annual meeting of shareholders. All incumbent members of the Board, except Mr. Espensen and Mr. Leo who were unable to attend, were present at our 2019 annual meeting of shareholders.

Director Independence

Our common stock is listed on the Nasdaq Capital Market, LLC (“Nasdaq”). The Nasdaq listing standards require that a majority of the board be comprised of independent directors. The Board has determined that each of Messrs. Espensen, Famadas, Stanham, Leo and Ms. Grillo, qualify as independent directors as defined by the independence standards of Nasdaq.

Board Committees

Our Board currently has a standing Audit Committee and Compensation Committee. Each of the Board’s committees operates under a written charter adopted by our Board which addresses the purpose, duties and responsibilities of such committee. A current copy of each committee charter can be found on our website at www.dolphinentertainment.com by clicking on Investor Relations. Information contained on or accessible through our website is not part of, and is not incorporated by reference in, this Proxy Statement.

Audit Committee

The Audit Committee consists of Messrs. Famadas, Stanham and Espensen, who serves as Chairman. In 2019, the Audit Committee held four meetings, which were all attended by each member during his period of service.

Among its responsibilities, the Audit Committee assists the Board in overseeing:

•

our accounting and financial reporting practices and policies and systems of internal controls over financial reporting;

•

the integrity of our consolidated financial statements and the independent audit thereof;

•

our compliance with legal and regulatory requirements; and

•

the performance of our independent registered public accounting firm and assessment of the auditor’s qualifications and independence.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 9

CORPORATE GOVERNANCE

In addition, the Audit Committee selects and appoints our independent registered public accounting firm and reviews and approves related party transactions. The Audit Committee Chairman reports on Audit Committee actions and recommendations at Board meetings. The Audit Committee may, in its discretion, delegate its duties and responsibilities to a subcommittee of the Audit Committee as it deems appropriate. Our Board has determined that each member of the Audit Committee meets the independence requirements under Nasdaq’s listing standards and the enhanced independence standards for audit committee members required by the SEC. In addition, our Board has determined that Mr. Espensen meets the requirements of an audit committee financial expert under the rules of the SEC and Nasdaq.

Compensation Committee

The Compensation Committee consists of Messrs. Stanham and Famadas, who serves as Chairman. In 2019, the Compensation Committee held one meeting, which both members attended.

Among its responsibilities, the Compensation Committee:

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establishes salaries, incentives and other forms of compensation for executive officers and directors;

•

reviews and approves any proposed employment agreement with any executive officer and any proposed modification or amendment thereof; and

•

maintains and administers our equity incentive plan.

The Compensation Committee Chairman reports on Compensation Committee actions and recommendations at Board meetings. The Compensation Committee has the authority to engage the services of outside legal or other experts and advisors as it determines in its sole discretion; however, in 2019 the Compensation Committee did not engage an independent compensation consultant because it did not believe one was necessary. Our Chief Executive Officer may recommend compensation levels for executive officers (other than his own) to the Compensation Committee. The Compensation Committee may form and delegate authority to subcommittees as appropriate and in accordance with applicable law, regulation and the Nasdaq rules.

Director Nominations

Our Board currently does not have a standing nominating committee or committee performing similar functions. In accordance with Nasdaq rules, a majority of the Board’s independent directors recommend director nominees for selection by the Board. Our Board believes that our independent directors can satisfactorily carry out the responsibility of properly selecting, approving and recommending director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are those independent directors of the Board identified above. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as it is seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). All shareholder nominations and recommendations for nominations to the Board must be addressed to the Chairman of the Audit Committee who will submit such nominations to the Board. Our Board currently does not have a written policy with regard to the nomination process, or a formal policy with respect to the consideration of director candidates. In addition, we have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our businesses, integrity, professional reputation, independence, and the ability to represent the best interests of our shareholders. The Board will evaluate the suitability of potential candidates nominated by shareholders in the same manner as other candidates recommended to the Board.

Director Compensation

In 2019, we did not pay compensation to any of our directors in connection with their service on our Board.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 10

CORPORATE GOVERNANCE

Code of Ethics and Code of Conduct

Our Board has adopted a Code of Ethics for Senior Financial Officers (“Code of Ethics”). Our Code of Ethics sets forth standards of conduct applicable to our Chief Executive Officer and our Chief Financial and Operating Officer to promote honest and ethical conduct, proper disclosure in our periodic filings, and compliance with applicable laws, rules and regulations. In addition, our Board adopted a Code of Conduct for Directors, Officers and Employees (“Code of Conduct”). Our Code of Ethics and Code of Conduct are available to view at our website, www.dolphinentertainment.com by clicking on Investor Relations. We intend to provide disclosure of any amendments or waivers of our Code of Ethics on our website within four business days following the date of the amendment or waiver.

Related Party Transaction Policy

Under applicable Nasdaq listing standards, all related person transactions must be approved by our Audit Committee or another independent body of the Board. For smaller reporting companies, current SEC rules define transactions with related persons to include any transaction, arrangement or relationship (i) in which we are a participant, (ii) in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and (iii) in which any executive officer, director, director nominee, beneficial owner of more than 5% of our common stock, or any immediate family member of such persons has or will have a direct or indirect material interest. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests. All related person transactions will be disclosed in our applicable SEC filings as required under SEC rules.

Certain Relationships and Related Party Transactions

William O’Dowd, IV

Mr. O’Dowd is our Chief Executive Officer and the Chairman of the Board. Dolphin Entertainment, LLC, an entity owned by Mr. O’Dowd, previously advanced funds for working capital to Dolphin Films, Inc. (“Dolphin Films”), its former subsidiary, which we acquired in March 2016. During 2016, Dolphin Films entered into a promissory note with Dolphin Entertainment, LLC (the “DE LLC Note”) in the principal amount of $1,009,624 for funds previously advanced and in 2017 added $594,315 to include certain script costs and other payables that were owed to Dolphin Entertainment LLC. The note is payable on demand and bears interest at a rate of 10% per annum. On November 29, 2017, the Audit Committee approved an amendment to the promissory note to allow for additional advances and repayments on the promissory note up to a maximum principal balance of $5,000,000. As of December 31, 2019 and 2018, Dolphin Films owed Dolphin Entertainment, LLC $1,107,873 and $1,107,873, respectively, of principal, and $415,592 and $304,888, respectively, of accrued interest, that was recorded on the consolidated balance sheets. Dolphin Films recorded interest expense of $110,787 and $129,384, respectively, for the years ended December 31, 2019 and 2018. During the year ended December 31, 2018, we repaid Dolphin Entertainment, LLC the principal amount of $601,001 and did not repay any principal amount during the year ended December 31, 2019. We did not make any interest payments to Dolphin Entertainment LLC during the years ended December 31, 2019 and 2018. There have not been any proceeds received, repayments of principal or payments of interest related to this note for the period between January 1, 2020 and April 17, 2020. The largest aggregate principal amount Dolphin Films owed Dolphin Entertainment, LLC during 2019, 2018 and as of April 17, 2020 was $1,107,873, $1,708,874 and $1,107,873, respectively. The balance of principal outstanding under the note as of April 17, 2020 was $1,107,873.

On September 7, 2012, we entered into an employment agreement with Mr. O’Dowd, which was subsequently renewed for a period of two years, effective January 1, 2015. The agreement provided for an annual salary of $250,000 and a one-time bonus of $1,000,000. Unpaid compensation accrues interest at a rate of 10% per annum. As of each of December 31, 2019 and 2018, we had a balance of $2,625,000 of accrued compensation related to this agreement. As of December 31, 2019 and 2018, we had a balance of $1,493,219 and $1,230,719 of accrued interest related to this agreement. We recorded $262,500 and $236,598, respectively, of interest expense for the years ended December 31, 2019 and 2018. The largest aggregate balance we owed Mr. O’Dowd during 2019, 2018 and as of April 17, 2020 was $2,637,500, $2,625,000 and $2,625,000, respectively. The balance of  accrued compensation as of April 17, 2020 was $2,625,000.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 11

CORPORATE GOVERNANCE

Allan Mayer

Mr. Mayer served as director of the Company since 2017. On March 30, 2017, we purchased all of the membership interests of the sellers of 42West, of which Mr. Mayer owned 31.67%, for approximately $18.7 million in shares of common stock (less certain working capital and closing adjustments, transaction expenses and payments of indebtedness), plus the potential to earn up to an additional $9.3 million in shares of common stock. During the year ended December 31, 2017, 42West achieved the required financial performance targets, and the sellers, including Mr. Mayer, earned the additional consideration, of which Mr. Mayer will receive 269,970 shares in 2020. In connection with the 42West acquisition, we entered into an employment agreement with Mr. Mayer for a three-year term after the closing date of the acquisition, with an initial base salary of $400,000, subject to annual increases based on achievement of certain EBITDA thresholds, and annual bonus provisions. On April 5, 2018, we amended Mr. Mayer’s employment agreement to modify the annual bonus provisions and eliminate his right (i) to be eligible to receive in accordance with the provisions of our incentive compensation plan, a cash bonus for the calendar year 2017 if certain performance goals were achieved and (ii) to receive an annual bonus, for each year during the term of his employment agreement, of $200,000 in shares of common stock based on the 30-day trading average market price of such common stock. The amendment provides for Mr. Mayer to be eligible under our incentive compensation plan to receive annual cash bonuses beginning with the calendar year 2018 based on the achievement of certain performance goals. No bonus was earned for the years ended December 31, 2019 and 2018. In connection with the 42West acquisition, we also entered into a put agreement with Mr. Mayer, pursuant to which we granted Mr. Mayer the right, but not the obligation, to cause us to purchase up to an aggregate of 349,783 of his shares of common stock received as consideration for a purchase price equal to $9.22 per share, during certain specified exercise periods up until December 2020. On August 12, 2019, Mr. Mayer entered into an agreement with us to exchange 44,740 Put Rights for 385,514 shares of Common Stock. As of April 17, 2020, we had purchased an aggregate of 317,244 shares of our common stock from Mr. Mayer for an aggregate purchase price of $2,925,000 and 385,514 shares of Common Stock, pursuant to the put agreement and the August 12, 2019 exchange agreement. As of April 17, 2020, we owed Mr. Mayer $500,000 for Put Rights that were exercised.

Charles Dougiello

Mr. Dougiello has served on our Board since June 2019. On July 5, 2018, we purchased all of the membership interest of the sellers of The Door Marketing Group, LLC, of which Mr. Dougiello owned 50%, for approximately $2 million in cash and $2 million in shares of common stock (less certain working capital and closing adjustments, transaction expenses and payments of indebtedness), plus the potential to earn up to an additional $7.0 million, of which the first $5 million is payable in shares of common stock and the last $2 million is payable in cash, if certain financial targets are achieved over a four year period. In connection with our acquisition of The Door acquisition, we entered into an employment agreement with Mr. Dougiello for a four-year term after the closing date of the acquisition, with an initial base salary of $240,000, subject to annual increases of 5% and annual bonus provisions.

Leslee Dart

Ms. Dart has been nominated to be elected to our Board of Directors at this annual meeting of shareholders. On March 30, 2017, we purchased all of the membership interests of the sellers of 42West, of which Ms. Dart owned 31.67%, for approximately $18.7 million in shares of common stock (less certain working capital and closing adjustments, transaction expenses and payments of indebtedness), plus the potential to earn up to an additional $9.3 million in shares of common stock. During the year ended December 31, 2017, 42West achieved the required financial performance targets, and the sellers, including Ms. Dart, earned the additional consideration, of which Ms. Dart will receive 344,338 shares in 2020. In connection with the 42West acquisition, we entered into an employment agreement with Ms. Dart for a three-year term after the closing date of the acquisition, with an initial base salary of $400,000, subject to annual increases based on achievement of certain EBITDA thresholds, and annual bonus provisions. On April 5, 2018, we amended Ms. Dart’s employment agreement to modify the annual bonus provisions and eliminate her right (i) to be eligible to receive in accordance with the provisions of our incentive compensation plan, a cash bonus for the calendar year 2017 if certain performance goals were achieved and (ii) to receive an annual bonus, for each year during the term of her employment agreement, of $200,000 in shares of common stock based on the 30-day trading average market price of such common stock. The amendment provides for Ms. Dart to be eligible under our incentive compensation plan to receive annual cash bonuses beginning with the calendar year 2018 based on the achievement of certain performance goals. No bonus was earned for the years ended December 31, 2019 and 2018. In connection with the 42West acquisition, we also entered into a put agreement with Ms. Dart, pursuant to which we granted Ms. Dart the right, but not the obligation, to cause us to purchase up to an aggregate of 369,849 of her shares of common stock received as consideration for a purchase price equal to $9.22 per share, during certain specified exercise periods up until December 2020. On August 12, 2019, Ms. Dart entered into an agreement with us to exchange 76,194 Put Rights for a convertible promissory note in the principal amount of $702,500. The convertible promissory note earns interest a rate of 10% per annum and matures on August 12, 2020. As of April 17, 2020, we had purchased an aggregate of 337,311 shares of our common stock from Ms. Dart for an aggregate purchase price of $3,110,000, including the $702,500 convertible promissory note discussed above, pursuant to the put agreement. As of April 17, 2020, we owed Ms. Dart $550,000 for Put Rights that were exercised. The largest aggregate principal amount the Company owed Ms. Dart during 2019 and as of April 17, 2020 was $702,500. The balance of principal outstanding under the note as of April 17, 2020 was $702,500.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 12

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EXECUTIVE COMPENSATION

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The following table presents summary information for the fiscal years ended December 31, 2019 and 2018 concerning compensation earned for services rendered in all capacities by our Chief Executive Officer and our Chief Financial and Operating Officer.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation $	Total ($)
William O’Dowd, IV,	2019	300,000	—	282,881 (1)	582,881
Chairman and Chief Executive Officer	2018	250,000	—	279,290 (2)	529,290

Mirta A. Negrini,	2019	250,000	—	—	250,000
Chief Financial and Operating Officer	2018	200,000	—	—	200,000

———————

(1)

This amount includes life insurance in the amount of $20,381 and interest accrued on accrued and unpaid compensation in the amount of $262,500 (see Certain Relationship and Related Party Transactions). This amount does not include interest payments on promissory notes from related party transactions.

(2)

This amount includes life insurance in the amount of $20,381 and interest accrued on accrued and unpaid compensation in the amount of $258,909 (see Certain Relationship and Related Party Transactions). This amount does not include interest payments on promissory notes from related party transactions.

Outstanding Equity Awards at Fiscal Year-End

None of the executive officers named in the table above had any outstanding equity awards as of December 31, 2019 and 2018.

Mirta A. Negrini Employment Arrangement

On October 21, 2013, we appointed Ms. Negrini as our Chief Financial and Operating Officer, at an annual base salary of $150,000. In 2016, Ms. Negrini’s annual base salary was increased to $200,000 and in 2019, the Compensation Committee approved an increase in annual salary to $250,000. The terms of Ms. Negrini’s employment arrangement do not provide for any payments in connection with her resignation, retirement or other termination, or a change in control, or a change in her responsibilities following a change in control.

William O’Dowd Employment Arrangement

On September 7, 2012, we entered into an employment agreement with Mr. O’Dowd, which was subsequently renewed for a period of two years, effective January 1, 2015 and was not renewed when it expired in January of 2017. The agreement provided for an annual salary of $250,000 and a one-time bonus of $1,000,000. Unpaid compensation accrues interest at a rate of 10% per annum. See “Certain Relationships and Related Party Transactions” above for further discussion on the accrued compensation and interest owed to Mr. O’Dowd. In 2019, the Compensation Committee approved an increase in Mr. O’Dowd’s annual salary to $300,000. The terms of Mr. O’Dowd’s employment arrangement do not provide for any payments in connection with his resignation, retirement or other termination, or a change in control, or a change in his responsibilities following a change in control.

Information Concerning Executive Officers

Biographical information with respect to our current executive officers, Mr. O’Dowd and Ms. Negrini, is set forth above under “Proposal 1—Election of Directors.”

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 13

EXECUTIVE COMPENSATION

Information Concerning Significant Employees

Set forth below is certain information relating to our significant employees, Amanda Lundberg, Lois Najarian O’Neill and Marilyn Laverty. Biographical information with respect to our significant employees, Ms. Dart and Mr. Dougiello, is set forth above under “Proposal 1—Election of Directors.”

Amanda Lundberg, 55, Ms. Lundberg has served as a Co-Chief Executive Officer of 42West since March 2017. The company, which has offices in New York and Los Angeles, was cited as one of the 50 most powerful PR firms in the country in 2019. Ms. Lundberg co-heads 42West’s Entertainment and Targeted Marketing division. Ms. Lundberg has been instrumental in developing and overseeing hundreds of film-release campaigns, awards campaigns, festival launches, and publicity initiatives for studios, financing and production companies as well as for individual filmmakers and talent. Ms. Lundberg also represents a diverse slate of actors, directors, writers, and producers. In addition, Ms. Lundberg has played a pioneering role in helping filmmakers and financiers self-distribute their films. Prior to joining 42West in 2005, Ms. Lundberg was Executive Vice President of Worldwide Public Relations at Miramax, a global film and television studio, developing and overseeing publicity campaigns for major motion pictures. From 1995 to 2001, Ms. Lundberg also served as Senior Vice President of Worldwide Publicity at Metro-Goldwyn-Mayer, a leading entertainment company, where she oversaw the studio’s international public relations efforts.

Lois Najarian O’Neill, 51, Ms. Najarian O’Neill serves as President of The Door, which she co-founded in 2007. The company, which has offices in New York, Chicago, Miami and Los Angeles, was cited as one of the 50 most powerful PR firms in the country in 2019. Ms. Najarian O’Neill has spent over twenty-five years in the field of corporate, entertainment, lifestyle and hospitality public relations. She has headed the Media Departments at Epic Records, Clive Davis’ J records and TVT Records and held roles as Executive Vice President at two venerable PR institutions Susan Blond, Inc and Dan Klores Communications. She began her career working in television at Live with Regis and Kathie Lee and Lifetime Television.

Marilyn Laverty, 66, Ms. Laverty serves as President of Shore Fire Media, a company she founded in 1988.  The company, which has offices in New York, Nashville and Los Angeles, was cited as one of the 50 most powerful PR firms in the country in 2019. Ms. Laverty started her career at the Ithaca Journal, and then moved to New York City where she worked as a freelancer for U.S and British music magazines before becoming Vice President of Publicity at Columbia Records.  In recent years, Ms. Laverty has twice been named one of Billboard magazine’s top “Women in Music.”

Non-Binding Shareholder Advisory Vote on Executive Compensation

We provided our shareholders with the opportunity to cast a non-binding shareholder advisory vote on executive compensation at the annual meeting of shareholders held in February 2016. Over 99% of the voting power represented at the meeting and entitled to vote on that matter voted in favor of the executive compensation proposal. The Compensation Committee reviewed these voting results. Since the voting results affirmed shareholders’ support of our approach to executive compensation, we did not change our approach in 2017, 2018 or 2019 as a direct result of the vote. In addition, at the Company’s 2016 Annual Meeting of Shareholders, over 80% of the votes cast were in favor of holding an advisory vote on executive compensation every three years. For information regarding this year’s non-binding shareholder advisory vote on executive compensation, see Proposal No. 3.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 14

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PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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Introduction

The Audit Committee has appointed BDO to continue to serve as our independent registered public accounting firm for the 2020 fiscal year. BDO has served as our independent registered public accounting firm since May 2014. In connection with the appointment of BDO, the Audit Committee annually reviews and negotiates the terms of the engagement letter entered into with BDO. This letter sets forth important terms regarding the scope of the engagement, associated fees, payment terms and responsibilities of each party.

The Audit Committee believes that the continued retention of BDO as our independent registered public accounting firm is in the best interest of us and our shareholders, and we are asking our shareholders to ratify the appointment of BDO as our independent registered public accounting firm for 2020. Although shareholder ratification of the selection and appointment of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting such appointment to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. The Audit Committee will consider the outcome of our shareholders’ vote in connection with the Audit Committee’s appointment of our independent registered public accounting firm in the next fiscal year, but is not bound by the shareholders’ vote. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time if it determines that a change would be in the best interests of us and our shareholders.

We expect a representative of BDO to attend the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires and also will be available to respond to appropriate questions.

Fees Paid to BDO

	Year Ended 12/31/2019	Year Ended 12/31/2018
Audit Fees(1)	$454,672	$639,875
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$454,672	$639,875

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(1)

Audit Fees— this category includes the audit of our annual financial statements, review of financial statements included in our Form 10-Q Quarterly Reports, comfort letters and services that are normally provided by the independent auditors in connection with engagements for those fiscal years.

The Audit Committee reviews, and in its sole discretion pre-approves, our independent auditors’ annual engagement letter including proposed fees and all auditing services provided by the independent auditors. Accordingly, our Audit Committee approved all services rendered by BDO during fiscal year 2019, as described above. The Audit Committee has not implemented a policy or procedure which delegates the authority to approve, or pre-approve, audit or permitted non-audit services to be performed by BDO. Our Board may not engage the independent auditors to perform the non-audit services proscribed by law or regulation.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 15

PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Report

The Audit Committee oversees our accounting and financial reporting processes on behalf of the Board. Management has primary responsibility for our financial statements, financial reporting process and internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee our accounting and financial reporting processes, including our internal controls over financial reporting, and the audits of our financial statements.

In 2019, the Audit Committee met and held discussions with management and the independent auditors. In the discussions related to our financial statements for fiscal year 2019, management represented to the Audit Committee that such financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee reviewed and discussed with management the financial statements for fiscal year 2019. In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors those matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the written disclosures and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2019 be included in our 2019 annual report on Form 10-K, for filing with the SEC.

The Audit Committee: Michael Espensen Nelson Famadas Nicholas Stanham

The immediately preceding report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate such report by reference.

Recommendation of the Board of Directors

Our Board recommends a vote “FOR” ratification of the appointment of BDO as our independent registered public accounting firm for the year ending December 31, 2020.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 16

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PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

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As required by SEC rules, we are asking shareholders to approve, on a non-binding advisory basis, the 2019 compensation to our named executive officers as described in the section titled “Executive Compensation” beginning on page 13 of this proxy statement.

Our executive compensation program, which is described in detail in the “Executive Compensation” section, is designed to balance the goals of attracting and retaining talented executives who are motivated to achieve our annual and long-term strategic goals while keeping the program affordable and appropriately aligned with stockholder interests. We believe that our executive compensation program accomplishes these goals in a way that is consistent with our purpose and core values and the long-term interests of the Company and its stockholders. The Board of Directors is asking shareholders to cast a non-binding, advisory vote indicating their approval of that compensation by voting “FOR” the following resolution:

“RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s 2020 Meeting proxy statement, is hereby approved.”

Vote Required for Approval

The compensation paid to our named executive officers will be considered approved upon the affirmative vote of the holders of a majority of the Common Stock having voting power present virtually or represented by proxy. This Proposal 3 is a “non-discretionary” or “non-routine” item, meaning that brokerage firms cannot vote shares in their discretion on behalf of a client if the client has not given voting instructions. Accordingly, if you hold your shares in street name and fail to instruct your broker to vote your shares for the proposal, your shares will not be counted as votes cast for the proposal of this Proposal 3.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” adoption of the resolution approving the compensation of our named executive officers.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 17

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

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The table below shows the beneficial ownership as of April 17, 2020, of our common stock and our Series C Convertible Preferred Stock held by each of our incumbent directors, director nominees, named executive officers, all incumbent directors, director nominees and executive officers as a group and each person known to us to be the beneficial owner of more than 5% of our outstanding common stock and 5% of our Series C Convertible Preferred Stock. The percentages in the table below are based on 20,036,906 shares of common stock outstanding and 50,000 shares of Series C Convertible Preferred Stock outstanding as of April 17, 2020. Shares of common stock issuable upon conversion of the Series C Convertible Preferred Stock are not included in such calculation as the Board has not determined that an optional conversion threshold (as defined below) has occurred. The Series C Convertible Preferred Stock is convertible in accordance with the terms set forth in our Amended and Restated Articles of Incorporation, as amended, a conformed copy of which was filed with our Form 10-Q for the quarter ended September 30, 2017 with the SEC.

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated under the Exchange Act. Except as indicated by footnote and subject to community property laws, where applicable, to our knowledge the persons named in the table below have sole voting and investment power with respect to all shares of common stock that are shown as beneficially owned by them. In computing the number of shares owned by a person and the percentage ownership of that person, any such shares subject to warrants or other convertible securities held by that person that were exercisable as of April 17, 2020 or that will become exercisable within 60 days thereafter are deemed outstanding for purposes of that person’s percentage ownership but not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as required by law, holders of Series C Convertible Preferred Stock will only have voting rights once the independent directors of the Board determine that an optional conversion threshold has occurred.

Common Stock

Name and Address of Owner(1)	# of Shares of Common Stock	% of Class (Common Stock)
Directors and Executive Officers
William O’Dowd, IV(2)	1,835,333	9.1%
Michael Espensen	278	*
Nelson Famadas	1,993	*
Leslee Dart(3)	651,080	3.2%
Mirta A Negrini	––	––
Anthony Leo	––	––
Nicholas Stanham, Esq.(4)	47,334	*
Claudia Grillo	758	*
Charles Dougiello(5)	341,151	1.7%
Allan Mayer(6)	946,143	4.7%
All Directors, Director Nominee and Executive Officers as a Group (10 persons)	3,824,069	18.3%
5% Holders
Stephen L. Perrone(7)	1,875,000	9.4%
Justo Pozo(8)	1,214,709	6.1%
Bard Associates, Inc.	1,696,450	8.5%

Series C Convertible Preferred Stock

Name and Address of Owner(1)	# of Shares of Preferred Stock	% of Class (Preferred Stock)
William O’Dowd, IV(9)	50,000	100%

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* Less than 1% of outstanding shares.

(1)

Unless otherwise indicated, the address of each shareholder is c/o Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, Florida, 33134.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 18

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(2)

The amount shown includes (1) 621,052 shares of common stock held by Dolphin Digital Media Holdings LLC, which is wholly-owned by Mr. O’Dowd, (2) 545,341 shares of common stock held by Dolphin Entertainment, LLC, which is wholly-owned by Mr. O’Dowd and (3) 580,440 shares of common stock held by Mr. O’Dowd individually. The amount shown also includes 88,500 shares issuable upon the exercise of currently exercisable warrants.  The amount shown does not include shares of common stock issuable upon conversion of the Series C Convertible Preferred Stock as such series is not presently convertible. In accordance with the terms of our Amended and Restated Articles of Incorporation, as amended, each share of Series C Convertible Preferred Stock will be convertible into one half of a share of common stock, subject to adjustment for each issuance of common stock (but not upon issuance of common stock equivalents) that occurred, or occurs, from the date of issuance of the Series C Convertible Preferred Stock (the “issue date”) until the fifth (5th) anniversary of the issue date (i) upon the conversion or exercise of any instrument issued on the issue date or thereafter issued (but not upon the conversion of the Series C Convertible Preferred Stock), (ii) upon the exchange of debt for shares of common stock, or (iii) in a private placement, such that the total number of shares of common stock held by an “Eligible Class C Preferred Stock Holder” (based on the number of shares of common stock held as of the date of issuance) will be preserved at the same percentage of shares of common stock outstanding held by such Eligible Class C Preferred Stock Holder on such date. An Eligible Class C Preferred Stock Holder means any of (i) Dolphin Entertainment, LLC for so long as Mr. O’Dowd continues to beneficially own at least 90% and serves on the board of directors or other governing entity, (ii) any other entity in which Mr. O’Dowd beneficially owns more than 90%, or a trust for the benefit of others, for which Mr. O’Dowd serves as trustee, and (iii) Mr. O’Dowd individually. Series C Convertible Preferred Stock will only be convertible by the Eligible Class C Preferred Stock Holder upon the Board’s determination that one of the “optional conversion thresholds” has been met. Specifically, a majority of the independent directors of the Board, in its sole discretion, must have determined that our company accomplished any of the following (i) EBITDA of more than $3.0 million in any calendar year, (ii) production of two feature films, (iii) production and distribution of at least three web series, (iv) theatrical distribution in the United States of one feature film, or (v) any combination thereof that is subsequently approved by a majority of the independent directors of the Board based on the strategic plan approved by the Board. While certain events may have occurred that could be deemed to have satisfied this criteria, the independent directors of the Board have not yet determined that an optional conversion threshold has occurred.

(3)

The amount shown includes (i) 266,257 shares owned by Ms. Dart, individually (ii) 40,485 shares owned by U/A DTD 04/16/1979 by Joann Dart, of which Ms. Dart is the Trustee and 344,338 shares issuable to Ms. Dart related to the earnout consideration of the 42West acquisition.

(4)

The amount shown includes 12,000 shares issuable upon the exercise of currently exercisable warrants. Mr. Stanham shares voting and dispositive power with respect to all of the shares of common stock with his spouse.

(5)

The amount includes 13,411 shares issuable as a working capital adjustment and 18,888 shares issuable as earnout consideration pursuant to the agreement of plan and merger signed on July 5, 2018.

(6)

The shares are held by the Mayer-Vogel Trust, an entity in which Mr. Mayer is the trustee, and are beneficially owned by Mr. Mayer. The amount shown also includes 60,000 shares issuable upon the exercise of currently exercisable warrants and 269,970 shares issuable to Mr. Mayer related to the earnout consideration of the 42West acquisition.

(7)

The amount shown includes: (i) 1,235,000 shares held by KCF Investments LLC; (ii) 385,000 shares held by BBCF 2011 LLC; (iii) 225,000 shares held by BBCD LLC; (iv) 5,000 shares held by Mr. Perrone as an individual; and (v) 25,000 shares held by Strocar Investments LLC. Stephen L. Perrone (4450 US Highway #1, Vero Beach, FL 32967) is the beneficial owner of all of the shares and has sole voting and dispositive power with respect to all of the shares.

(8)

The amount shown includes: (i) 508,869 shares held by Pozo Opportunity Fund I, LLC; (ii) 342,115 shares held by Pozo Opportunity Fund II, LLC; (iii) 336,945 shares held by Pozo Capital Partners, LLC; (iv) 938 shares held by the Zulita Pina Irrevocable Trust; (v) 875 shares held by Justo Pozo ACF Ricardo S. Pozo U/FI/UTMA; and (vi) 24,966 shares held by Justo Luis and Sylvia E. Pozo. Mr. Pozo is the beneficial owner of all of the shares and has sole voting and dispositive power with respect to all of the shares except for (i) 24,966 shares with respect to which he shares voting and dispositive power with his spouse; (ii) 1,500 shares with respect to which he shares voting and dispositive power with his children; and (iii) 336,945 shares held by Pozo Capital Partners, LLC with respect to which Mr. Pozo shares voting and dispositive power with his spouse and children.

(9)

The Series C Convertible Preferred Stock are held by Dolphin Entertainment, LLC, which is wholly-owned by Mr. O’Dowd.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 19

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OTHER MATTERS

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and certain officers, and persons who own more than 10% of our common stock, to file with the SEC reports of ownership and changes in ownership of our common stock and other equity securities. Based solely on a review of such reports that were filed with the SEC, all filings required of directors and Section 16 officers and persons who own more than 10% of our common stock in 2019 were made on a timely basis, with the exception of Nicholas Stanham who untimely reported on one Form 4 the purchase of 4,000 shares of our common stock at a purchase price of $1.10 per share and Charles Dougiello who untimely reported on Form 4 the purchase of 1,170 shares of our common stock at a purchase price of $0.94 per share and 830 shares of our common stock at a purchase price of $0.96 per share. Two of our directors, Claudia Grillo and Charles Dougiello, each did not timely report on Form 3 upon their election to our Board in June 2019.

Shareholder Proposals for 2021 Annual Meeting of Shareholders and Proxies

Shareholder proposals should be sent to us at the address set forth in the Notice. To be considered for inclusion in our proxy statement for the 2021 Annual Meeting of Shareholders, the deadline for submission of shareholder proposals, pursuant to Rule 14a-8 of the Exchange Act is December 28, 2020. Any proposal with respect to our 2021 Annual Meeting of Shareholders that is submitted other than for inclusion in our proxy statement for the 2021 Annual Meeting of Shareholders and otherwise outside of the requirements of Rule 14a-8 of the Exchange Act will be considered timely if we receive written notice of that proposal on or before March 13, 2021 (the 45th day preceding the one (1) year anniversary of the date on which we first sent this proxy statement for the 2020 Annual Meeting). However, if the date of our 2021 Annual Meeting is changed by more than 30 days from the date of our 2020 Annual Meeting, then the notice and proposal will be considered untimely if it is not received at least a reasonable number of days prior to the date on which we mail the proxy statement in respect of such meeting.

Pursuant to Rule 14a‑4 under the Exchange Act, shareholder proxies obtained by our Board in connection with our 2021 Annual Meeting of Shareholders will confer on the proxies and attorneysinfact named therein discretionary authority to vote on any matters presented at such Annual Meeting which were not included in the Company’s Proxy Statement in connection with such Annual Meeting, unless notice of the matter to be presented at the Annual Meeting is provided to the Company’s Assistant Secretary before March 13, 2021 (the 45th day preceding the one (1) year anniversary of the date on which we first sent this proxy statement for the 2020 Annual Meeting).

Transaction of Other Business

At the date of this proxy statement, the only business which our Board intends to present or knows that others will present at the Annual Meeting is contained in this proxy statement. If any other matter or matters are properly brought before the Annual Meeting, or an adjournment or postponement thereof, it is the intention of the person named in the accompanying form of proxy to vote the proxy on such matters in accordance with his best judgment.

List of Shareholders Entitled to Vote at the Annual Meeting

The names of shareholders of record entitled to vote at the Annual Meeting will be available at our corporate office for a period of 10 days prior to the Annual Meeting and continuing through the Annual Meeting.

Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation. In addition to this solicitation by mail, our officers, directors, and employees may solicit proxies by telephone or personal call without extra compensation for that activity.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 20

OTHER MATTERS

Communication with our Board of Directors

Shareholders may communicate with the Board by directing their communications in a hard copy (i.e., non-electronic) written form to the following address: Board of Directors, Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134. A shareholder communication must include a statement that the author of such communication is a beneficial or record owner of shares of our common stock. Our Corporate Secretary or one of our officers will review all communications meeting the requirements discussed above and will remove any communications relating to (i) the purchase or sale of products or services, (ii) communications from landlords relating to our obligations or the obligations of one of our subsidiaries under a lease, (iii) communications from suppliers or vendors relating to our obligations or the obligations of one of our subsidiaries to such supplier or vendor, (iv) communications from opposing parties relating to pending or threatened legal or administrative proceedings regarding matters not related to securities law matters or fiduciary duty matters, and (v) any other communications that the Corporate Secretary or officer deems, in his or her reasonable discretion, unrelated to our business. The Corporate Secretary or officer will compile all communications not removed in accordance with the procedure described above and will distribute such qualifying communications to the intended recipient(s). A copy of any qualifying communications that relate to our accounting and auditing practices will also be sent directly to the Audit Committee whether or not it was directed to such persons.

Available Information

We maintain an internet website at www.dolphinentertainment.com. Copies of the Audit Committee Charter, Compensation Committee Charter, Code of Ethics and Code of Conduct can be found on our website, www.dolphinentertainment.com, by clicking on Investor Relations, and such information is also available in print to any shareholder who requests it by writing to us at the address below.

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the 2019 annual report on Form 10-K as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, through our website, www.dolphinentertainment.com, by clicking on Investor Relations and then SEC Filings. A request for a copy of such report should be directed to Dolphin Entertainment, Inc., 150 Alhambra Circle, Suite 1200, Coral Gables, FL 33134, Attention: Mirta A. Negrini, Telephone: (305) 774-0407. A copy of any exhibit to the 2019 annual report on Form 10-K will be forwarded following receipt of a written request to us.

Electronic Delivery

We have elected to take advantage of the SEC’s rule that allows us to furnish proxy materials to you online. We believe electronic delivery will expedite shareholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual Meeting by reducing printing and mailing of full sets of materials. We mailed the Notice containing instructions on how to access our proxy statement and 2019 annual report on Form 10-K online on or about May 4, 2020. If you would like to receive a paper copy of the proxy materials, the Notice contains instructions on how to receive a paper copy.

Householding

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name will receive only one copy of our proxy statement, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of materials from us, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of materials from us for your household, please contact our transfer agent, Nevada Agency and Transfer Company in writing at 50 West Liberty Street, Suite 880, Reno, Nevada 89501, or by telephone at (775) 322-0626.

If you participate in householding and wish to receive a separate copy of the proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of materials from us in the future, please contact our transfer agent as indicated above. Beneficial shareholders can request information about householding from their nominee.

Dolphin Entertainment, Inc. | 2020 Proxy Statement | Page 21

DOLPHIN ENTERTAINMENT, INC. 150 ALHAMBRA CIRCLE, SUITE 1200 CORAL GABLES, FL 33134

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. ET on 06/18/2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/DLPN2020

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/18/2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

				For	Withhold	For All	To withhold authority to vote for any individual
				All	All	Except	nominee(s), mark “For All Except” and write the
The Board of Directors recommends you vote FOR the following:							number(s) of the nominee(s) on the line below.

1.	Election of Directors			☐	☐	☐

Nominees:

	01) William O'Dowd, IV	02) Michael Espensen			03) Nelson Famadas		04) Leslee Dart	05) Mirta A. Negrini
	06) Nicholas Stanham, Esq.	07) Anthony Leo			08) Claudia Grillo		09) Charles Dougiello

								For	Against	Abstain

2.	Ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the 2020 fiscal year.							☐	☐	☐
3.	Non-binding resolution to approve executive compensation of the Company’s named executive officers							☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐ (see reverse for instructions)
		Yes	No
Please indicate if you plan to attend this meeting		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date					Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com

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DOLPHIN ENTERTAINMENT, INC. Annual Meeting of Shareholders June 19, 2020 at 10:00 a.m. EDT This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) William O’Dowd, IV and Mirta Negrini, as proxies, with the power to appoint (his/her/their) substitute, and hereby authorizes him/her to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of DOLPHIN ENTERTAINMENT, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, EDT on June 19, 2020. The meeting will be a completely virtual meeting and will be available at the following website: www.virtualshareholdermeeting.com/DLPN2020 and can be accessed by entering the 16-digit control number included in this proxy.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and according to the discretion of the proxy holder on any other matter that may properly come before the meeting.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side